UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

PROTO SCRIPT PHARMACEUTICAL CORP.

(Exact name of registrant as specified in charter)

Nevada	333-175146	99-0363803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9830 6th Street, Suite 103 Rancho Cucamonga, California	91730
(Address of principal executive offices)	(Zip Code)

(855) 476-7679

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Proto Script Pharmaceutical Corp. (the “Company”) resolved that in connection with the closing of the Share Exchange, on June 29, 2016, with Proto-Script Pharmaceuticals Corp., a California Corporation (“PCPC”), the Company has changed its fiscal year end to December 31.  The Share Exchange is deemed to be a reverse acquisition for accounting purposes, with PSPC, the acquired entity, regarded as the predecessor entity as of June 29, 2016.  Starting with the periodic report for the quarter in which the share exchange was completed, the Company will file annual and quarterly reports based on the December 31 fiscal year end of PSPC.  Such financial statements will depict the operating results of PSPC, including the acquisition of the Company, from PSPC's inception on June 27, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO SCRIPT PHARMACEUTICAL CORP.

Date: November 17, 2016	By:	/s/ Michelle Rico
Michelle Rico, President